Exhibit 10.73
Amendment No. 1 to Management Agreement (Edgarized)
EXECUTION VERSION

251356096v.1
AMENDMENT NO. 1 TO
MANAGEMENT AGREEMENT
This Amendment No. 1 to Management Agreement, dated as of November 21, 2019 (this “Amendment”) is entered into by and among IHOP FUNDING LLC, a Delaware limited liability company, and APPLEBEE’S FUNDING LLC, a Delaware limited liability company (each, a “Co-Issuer” and together with their respective successors and assigns, the “Co-Issuers”), IHOP SPV GUARANTOR LLC, a Delaware limited liability company, and APPLEBEE’S SPV GUARANTOR LLC, a Delaware limited liability company, IHOP RESTAURANTS LLC, a Delaware limited liability company, IHOP FRANCHISOR LLC, a Delaware limited liability company, IHOP PROPERTY LLC, a Delaware limited liability company, IHOP LEASING LLC, a Delaware limited liability company, APPLEBEE’S RESTAURANTS LLC, a Delaware limited liability company and APPLEBEE’S FRANCHISOR LLC, a Delaware limited liability company, DINE BRANDS GLOBAL, INC., a Delaware corporation, as Manager, and APPLEBEE’S SERVICES, INC. and INTERNATIONAL HOUSE OF PANCAKES, LLC, as Sub-managers and consented to by FTI CONSULTING, INC., as Back-Up Manager.
RECITALS:
WHEREAS, the parties hereto, have entered into that certain Management Agreement, dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Management Agreement”), with Citibank, N.A., a national banking association, not in its individual capacity but solely as the indenture trustee (together with its successor and assigns, the “Trustee”) and consented to by FTI Consulting, Inc., as Back-Up Manager and Midland Loan Services, a division of PNC Bank, National Association, as Control Party and as Servicer.
WHEREAS, pursuant to Section 8.3 of the Existing Management Agreement, the Existing Management Agreement may be amended form time to time without the consent of the Trustee or the Control Party in order to correct any provision in the Existing Management Agreement that may be inconsistent with the terms of any offering memorandum;
WHEREAS, the Co-Issuers have requested that the parties hereto agree to amend the Existing Management Agreement to correct a provision that is inconsistent with the terms of the Offering Memorandum, dated as of May 28, 2019, relating to the Series 2019-1 Class A-2-I Notes and the Series 2019-1 Class A-2-II Notes;
WHEREAS, subject to the terms and conditions set forth in this Amendment, the parties hereto are willing to amend the Existing Management Agreement as provided herein.
NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT:

SECTION 1.	DEFINED TERMS.
Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Existing Management Agreement.

SECTION 2.	AMENDMENT.

Section 5.5 of the Management Agreement is hereby amended to replace the reference to “$50,000,000” therein with a reference to “$75,000,000” and to replace the reference therein to “6.50x” with a reference to “7.00x,” in each case as reflected in the marked copy of such Section 5.5 of the Management Agreement set out below:

Section 5.5    Specified Non-Securitization Debt Cap. Following the Closing Date, Dine Brands Global has not and shall not permit the other Non-Securitization Entities to incur any additional Indebtedness for borrowed money (“Specified Non-Securitization Debt”) if, after giving effect to such incurrence (and any repayment of Specified Non-Securitization Debt on such date), such incurrence would cause the aggregate outstanding principal amount of the Specified Non-Securitization Debt of the Non-Securitization Entities as of such date to exceed $75,000,000 (the “Specified Non-Securitization Debt Cap”); provided that the Specified Non-Securitization Debt Cap shall not be applicable to Specified Non-Securitization Debt that is (i) issued or incurred to refinance the Notes in whole, (ii) in excess of the Specified Non-Securitization Debt Cap if (a) the creditors (excluding (x) any creditor with respect to an aggregate amount of outstanding Indebtedness less than $100,000 and (y) any Indebtedness incurred by any Person prior to such Person becoming an Affiliate of a Non-Securitization Entity) under and with respect to such Indebtedness execute a non-disturbance agreement with the Trustee, as directed by the Manager and in a form reasonably satisfactory to the Servicer and the Trustee, that acknowledges the terms of the Securitization Transactions including the bankruptcy remote status of the Securitization Entities and their assets and (b) after giving pro forma effect to the incurrence of such Indebtedness (and any repayment of existing Indebtedness and any related acquisition or other transaction occurring prior to or substantially concurrently with the incurrence of such Indebtedness), the Dine Brands Leverage Ratio is less than or equal to 7.00x, (iii) considered Indebtedness due solely to a change in accounting rules that takes effect subsequent to the Closing Date but that was not considered Indebtedness prior to such date, (iv) in respect of any obligation of any Non-Securitization Entity to reimburse the Co-Issuers for any draws under any one or more Letters of Credit, (v) in respect of intercompany notes among Non-Securitization Entities, (vi) in respect of intercompany notes owing by any Non-Securitization Entity to a Securitization Entity, or (vii) with respect to a Letter of Credit that is 100% collateralized.

SECTION 3.	EFFECT ON THE EXISTING MANAGEMENT AGREEMENT AND OTHER TRANSACTION DOCUMENTS.

This Amendment constitutes a Transaction Document for all purposes of, or in connection with, the Existing Management Agreement and the other Transaction Documents. Except as expressly set forth herein, all of the terms, conditions and covenants of the Existing Management Agreement and the other Transaction Documents shall remain unaltered and in full force and effect and shall be binding upon the parties hereto in all respects and are hereby ratified and confirmed. Each reference in the Existing Management Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Existing Management Agreement, and each reference in the other Transaction Documents to the “Management Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Management Agreement shall mean and be a reference to the Existing Management Agreement as modified by this Amendment.
SECTION 4.    EXECUTION IN COUNTERPARTS.
This Amendment may be executed by the parties hereto in several counterparts (including by facsimile or other electronic means of communication), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

SECTION 5.	HEADINGS.
Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 6.	ENTIRE AGREEMENT.
This Amendment, together with the Existing Management Agreement, the Indenture and the other Transaction Documents and the Managed Documents constitute the entire agreement and understanding among the parties with respect to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement, the Indenture, the other Transaction Documents and the Managed Documents.

SECTION 7.	MISCELLANEOUS.
The provisions contained in Section 8.4 (Governing Law), Section 8.9 (Limited Recourse), Section 8.10 (Binding Effect; Assignment; Third Party Beneficiaries) and Section 8.15 (Waiver of Jury Trial; Jurisdiction; Consent to Service of Process) of the Existing Management Agreement are incorporated herein by this reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

DINE BRANDS GLOBAL, INC., as Manager

By: /s/ Thomas H. Song
Name: Thomas H. Song
Title: Chief Financial Officer

IHOP FUNDING LLC, as Co-Issuer

By: /s/ Thomas H. Song
Name: Thomas H. Song
Title: Chief Financial Officer

APPLEBEE’S FUNDING LLC, as Co-Issuer

By: /s/ Thomas H. Song
Name: Thomas H. Song
Title: Chief Financial Officer

IHOP SPV GUARANTOR LLC, as a Securitization Entity

By: /s/ Thomas H. Song
Name: Thomas H. Song
Title: Chief Financial Officer
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APPLEBEE’S SPV GUARANTOR LLC, as a Securitization Entity

By:    /s/ Thomas H. Song
    Name: Thomas H. Song
    Title: Chief Financial Officer
IHOP RESTAURANTS LLC, as a Securitization Entity

By:    /s/ Thomas H. Song
    Name: Thomas H. Song
    Title: Chief Financial Officer
IHOP FRANCHISOR LLC, as a Securitization Entity

By:    /s/ Thomas H. Song
    Name: Thomas H. Song
    Title: Chief Financial Officer
IHOP PROPERTY LLC, as a Securitization Entity

By:    /s/ Thomas H. Song
    Name: Thomas H. Song
    Title: Chief Financial Officer
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IHOP LEASING LLC, as a Securitization Entity
By:    /s/ Thomas H. Song
    Name: Thomas H. Song
    Title: Chief Financial Officer
APPLEBEE’S RESTAURANTS LLC, as a Securitization Entity
By:    /s/ Thomas H. Song
    Name: Thomas H. Song
    Title: Chief Financial Officer
APPLEBEE’S FRANCHISOR LLC, as a Securitization Entity

By:    /s/ Thomas H. Song
    Name: Thomas H. Song
    Title: Chief Financial Officer
INTERNATIONAL HOUSE OF PANCAKES, LLC, as a Sub-manager
By:    /s/ Thomas H. Song
    Name: Thomas H. Song
    Title: Chief Financial Officer
APPLEBEE’S SERVICES INC., as a Sub-manager
By:    /s/ Thomas H. Song
    Name: Thomas H. Song
    Title: Chief Financial Officer
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CONSENT OF BACK-UP MANAGER:

FTI Consulting, Inc., as Back-Up Manager, hereby consents to the execution and delivery of this Amendment by the parties hereto.

FTI CONSULTING, INC., as Back-Up Manager

By: /s/ Robert J. Darefsky
Name: Robert J. Darefsky
Title: Senior Managing Director

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